UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2021 (February 2, 2021)

VINCO VENTURES, INC.

(f/k/a Edison Nation, Inc.)

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Broad Street, Suite 1004 Bethlehem, Pennsylvania	18018
(Address of principal executive offices)	(Zip Code)

(866) 900-0992

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Christopher Ferguson Employment Agreement

On February 2, 2021, the Company entered into an Employment Agreement (the “Ferguson Agreement”) with Christopher Ferguson for the role of Chief Executive Officer. Mr. Ferguson has served as the Company’s Chief Executive Officer since July 2017. The Ferguson Agreement is effective as of November 12, 2020 (the “Effective Date”) and has a term of three (3) years (the “Term”) from the Effective Date. Thereafter, the Ferguson Agreement shall automatically be renewed and the Term shall be extended for additional consecutive terms of 1 year (each a “Renewal Term”), unless such renewal is objected to by either the Company or Mr. Ferguson. Mr. Ferguson’s initial annual base salary shall be $200,000, less applicable withholdings (the “Base Salary”) and 120,000 common shares that shall vest in their entirety on issuance. The Base Salary shall be payable in accordance with the Company’s normal payroll procedures in effect from time to time. The Base Salary due of shares, shall be payable within the first 30 days of the year. On each anniversary of the Ferguson Agreement, the base salary will increase no less than $15,000 (“minimum”). For 2021, Mr. Ferguson shall receive a cash bonus in the amount equal to 30% of the annual Base Salary, and an award of shares of the Company’s common stock, which shall vest in their entirety on issuance, with a value of 200% of the Base Salary. Although the 200% bonus shares were due to be issued by January 30th, the Company and Mr. Ferguson have reached a verbal agreement that the bonus shares will be issued prior to February 28th. Pursuant to the Ferguson Agreement, the Company will issue a one-time past performance bonus for the work completed in fiscal years 2018, 2019 and 2020 of 200,000 shares of Company common stock, which shall vest in their entirety on issuance. Mr. Ferguson shall be entitled to 150,000 shares of the Company’s common stock, due immediately upon an increase of 2.5 times the Enterprise Value on a 5-day closing average from the effectiveness of the Ferguson Agreement. For clarification, the Enterprise Value as of the Company at the effective date was $25,042,464. The Company also entered into its standard officer indemnification agreement with Mr. Ferguson. Each of the share issuances owed pursuant to the Ferguson Agreement will be issued pursuant to the Company’s Amended and Restated Edison Nation 2018 Omnibus Incentive Plan (the “Plan”) whose shares were registered on a Registration Statement on Form S-8 filed on July 16, 2020. As of February 8, 2021, the Company has not yet issued any shares owed pursuant to the Ferguson Agreement.

Brett Vroman Employment Agreement

On February 2, 2021, the Company entered into an Employment Agreement (the “Vroman Agreement”) with Brett Vroman for the role of Chief Financial Officer. Mr. Vroman has served as our Chief Financial Officer since June 2019. The Agreement is effective as of November 12, 2020 (the “Effective Date”) and has a term of three (3) years (the “Term”) from the Effective Date. Thereafter, the Vroman Agreement shall automatically be renewed and the Term shall be extended for additional consecutive terms of 1 year (each a “Renewal Term”), unless such renewal is objected to by either the Company or Mr. Vroman. Mr. Vroman’s initial annual base salary shall be $200,000, less applicable withholdings (the “Base Salary”) and 120,000 common shares that shall vest in their entirety on issuance. The Base Salary shall be payable in accordance with the Company’s normal payroll procedures in effect from time to time. The Base Salary due of shares, shall be payable within the first 30 days of the year. On each anniversary of the Agreement, the base salary will increase no less than $15,000 (“minimum”). For 2021, Mr. Vroman shall receive a cash bonus in the amount equal to 30% of the annual Base Salary, and an award of shares of the Company’s common stock, which shall vest in their entirety on issuance, with a value of 200% of the Base Salary. Although the 200% bonus shares were due to be issued by January 30th, the Company and Mr. Vroman have reached a verbal agreement that the bonus shares will be issued prior to February 28th. Upon the execution of this agreement, Mr. Vroman is entitled to a one-time past performance bonus for the work completed in fiscal years 2018, 2019 and 2020 of 150,000 shares of the Company’s common stock, which shall vest in their entirety on issuance. Mr. Vroman shall be entitled to 100,000 shares of the Company’s common stock, due immediately upon an increase of 2.5 times the Enterprise Value on a 5-day closing average from the effectiveness of the Agreement. For clarification, the Enterprise Value as of the Company at the effective date was $25,042,464. The Company also entered into its standard officer indemnification agreement with Mr. Vroman. Each of the share issuances owed pursuant to the Vroman Agreement will be issued pursuant to the Plan. As of February 8, 2021, the Company has not yet issued any shares owed pursuant to the Vroman Agreement.

Brian Mc Fadden Employment Agreement

On February 2, 2021, the Company entered into an Employment Agreement (the “McFadden Agreement”) with Brian Mc Fadden for the role of Chief Strategy Officer. The McFadden Agreement is effective as of November 12, 2020 (the “Effective Date”), the start date of Mr. McFadden’s employment with the Company, and has a term of three (3) years (the “Term”) from the Effective Date. Thereafter, the McFadden Agreement shall automatically be renewed and the Term shall be extended for additional consecutive terms of 1 year (each a “Renewal Term”), unless such renewal is objected to by either the Company or Mr. McFadden. Mr. McFadden’s initial annual base salary shall be $200,000, less applicable withholdings (the “Base Salary”) and 120,000 common shares that shall vest in their entirety on issuance. The Base Salary shall be payable in accordance with the Company’s normal payroll procedures in effect from time to time. The Base Salary due of shares, shall be payable within the first 30 days of the year. On each anniversary of the Agreement, the base salary will increase no less than $15,000 (“minimum”). For 2021, Mr. McFadden shall receive a cash bonus in the amount equal to 30% of the annual Base Salary, and an award of shares of the Company’s common stock, which shall vest in their entirety on issuance, with a value of 200% of the Base Salary. Although the 200% bonus shares were due to be issued by January 30th, the Company and Mr. McFadden have reached a verbal agreement that the bonus shares will be issued prior to February 28th. Upon the execution of the Agreement, Mr. McFadden is entitled to a one-time signing bonus of 150,000 shares of the Company’s common stock, which shall vest in their entirety on issuance. Mr. McFadden shall be entitled to 100,000 shares of the Company’s common stock, due immediately upon an increase of 2.5 times the Enterprise Value on a 5-day closing average from the effectiveness of the Agreement. For clarification, the Enterprise Value as of the Company at the effective date was $25,042,464. The Company also entered into its standard officer indemnification agreement with Mr. Mc Fadden. Each of the share issuances owed pursuant to the McFadden Agreement will be issued pursuant to the Plan. As of February 8, 2021, the Company has not yet issued any shares owed pursuant to the McFadden Agreement.

The foregoing provides only brief descriptions of the material terms of the Ferguson Agreement, the Vroman Agreement, and the McFadden Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the forms of the Ferguson Agreement, the Vroman Agreement, and the McFadden Agreement filed as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
10.1	Employment Agreement between Vinco Ventures, Inc. and Christopher Ferguson dated February 2, 2021 (Previously filed as Exhibit 10.75 to Form S-1 as filed with the SEC on February 5, 2021)
10.2	Employment Agreement between Vinco Ventures, Inc. and Brett Vroman dated February 2, 2021 (Previously filed as Exhibit 10.76 to Form S-1 as filed with the SEC on February 5, 2021)
10.3	Employment Agreement between Vinco Ventures, Inc. and Brian McFadden dated February 2, 2021 (Previously filed as Exhibit 10.77 to Form S-1 as filed with the SEC on February 5, 2021)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 8, 2021

VINCO VENTURES, INC.

By:	/s/ Christopher B. Ferguson
Name:	Christopher B. Ferguson
Title:	Chief Executive Officer